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EXHIBIT 10.1

           ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
                        DIVISION OF BUSINESS AND FINANCE

[AHCCCS LOGO]
                         SECTION A. CONTRACT AMENDMENT



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1. AMENDMENT   2. CONTRACT    3. EFFECTIVE DATE OF          4. PROGRAM
   NUMBER:        NO.:           AMENDMENT:
     18         YHS-0001-05        April 1, 2002                 OMC
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5. CONTRACTOR'S NAME AND ADDRESS:
                             Health Choice Arizona
                          1600 W. Broadway, Suite 260
                              Tempe, AZ 85282-1502
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6. PURPOSE OF AMENDMENT:  To establish new capitation rates for Title XIX
                          Waiver Group effective April 1, 2002.
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7. THE CONTRACT REFERENCED ABOVE IS AMENDED AS FOLLOWS:

     A. New Capitation rates for Title XIX Waiver Group are changed to the rates provided on page two (2) of this amendment effective April 1, 2002.

     NOTE: Please sign and date both and then return one to:
                                                 Michael Veit, MD 5700
                                                 AHCCCS Contracts and Purchasing
                                                 701 E. Jefferson Street
                                                 Phoenix AZ 85034
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8. EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL
   CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.

IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT
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9. SIGNATURE OF AUTHORIZED              10. SIGNATURE OF AHCCCSA CONTRACTING
   REPRESENTATIVE:                          OFFICER:
    /s/ Greg Martenson   /
   /s/ Carolyn Rose                            /s/ Michael Veit
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TYPE NAME:
     CAROLYN ROSE                             MICHAEL VEIT
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TITLE:                                        CONTRACTS & PURCHASING
    CHIEF EXECUTIVE OFFICER                      ADMINISTRATOR
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DATE:                                   DATE:
     3/6/02                                   MAR 01 2002
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                  ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
                     CAPITATION RATE SUMMARY - ACUTE RATES
                             Health Choice Arizona
                            CYE '02 (as of 4/01/02)



                                                                 TITLE XIX
     TITLE XIX RATES:                                           WAIVER GROUP
---------------------------                                 -------------------
     10 Pima                                                     $198.11
     12 Maricopa                                                 $183.60




     PPC RATES:
---------------------------
     10 Pima                                                     $174.32
     12 Maricopa                                                 $170.52